Subsequent Events	12 Months Ended
Dec. 31, 2024
Subsequent Event [Abstract]
Subsequent Events	Subsequent Events
On January 3, 2025, the Company successfully completed the divestiture of its plastic solutions operations previously announced on October 28, 2024, to AMMI, a leading diversified corporation focused on the production of non-genetically modified organism (“GMO”) corn and sustainable plastic packaging, an affiliate of Milenio Capital. The transaction amount was Ps. 3,165 million, on a cash-free, debt, free basis.

In line with FEMSA Forward strategy, on February 15, 2024, the Company shared FEMSA’s capital allocation framework and plans as approved by the Board of Directors. These plans are an integral part of, and fully consistent with, the FEMSA Forward strategy presented in February of 2023. On February 27, 2025, the Board of Directors has approved to submit to the 2025 Annual Shareholders Meeting the following proposals:

•Increase the ordinary dividends per unit by 4.2% compared to 2024, in line with Mexican inflation, or Ps. 3.8190 per FEMSAUB unit and Ps. 4.5826 per FEMSAUBD unit (Ps. 45.826 per ADS), to be paid in four quarterly installments beginning in April of 2025;
•Pay an additional extraordinary dividend of Ps. 8.4240 per FEMSAUB unit and Ps. 10.1084 per FEMSAUBD unit (Ps. 101.084 per ADS), over and above the approved ordinary dividends, to be disbursed in four quarterly installments on the same dates as the ordinary dividends; and
•Allocate to share repurchases an amount representing approximately 2.9% of FEMSA’s current market capitalization.